                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of EOG Resources, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Barry Hunsaker, Jr., Patricia L. Edwards and Timothy K. Driggers their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         The Securities of the Company covered by this power of attorney are:

         (i) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness, including without limitation debt securities convertible into Common Stock, par value $.01 per share ("Common Stock"), of the Company and the related Series E Junior Participating Preferred Stock Rights ("Rights");

         (ii) Common Stock (including any associated Rights), including without limitation Common Stock (including any associated Rights) which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

         (iii) Preferred stock, par value $.01 per share, of the Company and depositary shares and receipts representing fractional shares of such stock; and

         (iv) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights).


         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of May, 2000.



                                            /s/ EDWARD RANDALL, III
                                         ----------------------------------
                                                Edward Randall, III

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of EOG Resources, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Barry Hunsaker, Jr., Patricia L. Edwards and Timothy K. Driggers their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         The Securities of the Company covered by this power of attorney are:

         (i) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness, including without limitation debt securities convertible into Common Stock, par value $.01 per share ("Common Stock"), of the Company and the related Series E Junior Participating Preferred Stock Rights ("Rights");

         (ii) Common Stock (including any associated Rights), including without limitation Common Stock (including any associated Rights) which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

         (iii) Preferred stock, par value $.01 per share, of the Company and depositary shares and receipts representing fractional shares of such stock; and

         (iv) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights).


         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of May, 2000.



                                          /s/ EDMUND P. SEGNER, III
                                         ---------------------------------
                                              Edmund P. Segner, III

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of EOG Resources, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Barry Hunsaker, Jr., Patricia L. Edwards and Timothy K. Driggers their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         The Securities of the Company covered by this power of attorney are:

         (i) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness, including without limitation debt securities convertible into Common Stock, par value $.01 per share ("Common Stock"), of the Company and the related Series E Junior Participating Preferred Stock Rights ("Rights");

         (ii) Common Stock (including any associated Rights), including without limitation Common Stock (including any associated Rights) which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

         (iii) Preferred stock, par value $.01 per share, of the Company and depositary shares and receipts representing fractional shares of such stock; and

         (iv) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights).


         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of May, 2000.


                                                          /s/ FRED C. ACKMAN
                                                       -------------------------
                                                              Fred C. Ackman

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of EOG Resources, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Barry Hunsaker, Jr., Patricia L. Edwards and Timothy K. Driggers their true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of certain securities of said corporation as set forth below (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to Registration Statements or to any amendments (including post-effective amendments) thereto filed with the Securities and Exchange Commission in respect of said Securities, and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statements or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         The Securities of the Company covered by this power of attorney are:

         (i) Debt securities of the Company consisting of debentures (whether senior, senior subordinated or subordinated), notes and/or other unsecured evidences of indebtedness, including without limitation debt securities convertible into Common Stock, par value $.01 per share ("Common Stock"), of the Company and the related Series E Junior Participating Preferred Stock Rights ("Rights");

         (ii) Common Stock (including any associated Rights), including without limitation Common Stock (including any associated Rights) which may be issued upon conversion of any securities of the Company or any of its subsidiaries;

         (iii) Preferred stock, par value $.01 per share, of the Company and depositary shares and receipts representing fractional shares of such stock; and

         (iv) Debt or equity securities of any subsidiary of the Company, including securities convertible into Common Stock (including any associated Rights).


         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of May, 2000.


                                              /s/ FRANK G. WISNER
                                             --------------------------
                                                  Frank G. Wisner